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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


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                                  FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                         DECTRON INTERNATIONALE INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         CANADA                                                     N/A
------------------------                                     -------------------
(STATE OF INCORPORATION)                                           (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

4300 POIRIER BLVD.                                                       H4R 2C5
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MONTREAL, QUEBEC                                                      (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


If this form relates to the                If this form relates to the
registration of a class of debt            registration of a class of debt
securities and is effective upon filing    securities and is to become effective
pursuant to General                        simultaneously with the
Instruction A(c)(1) please check           effectiveness of a concurrent
the following box. / /                     registration statement under the
                                           Securities Act of 1933 pursuant to
                                           General Instruction A(c)(2) please
                                           check the following box. / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE

SECURITIES TO REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

COMMON STOCK, NO PAR VALUE

REDEEMABLE COMMON STOCK PURCHASE WARRANTS

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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                        The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Stock," and "DESCRIPTION OF SECURITIES" -- "Warrants" of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-59285), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2. EXHIBITS.

                        1.   The Company's Bylaws.*
                        2.   Articles of Incorporation.**
                        3.   Form of Public Warrant Agreement.***
                        4.   Specimen of Warrant Certificate.****
                        5.   Specimen Common Stock Certificate.*****


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*      To be filed, by amendment, as Exhibit 3.1 to the Registrant's
       Registration Statement on Form SB-2 (Registration No. 333-59285), as amended, and incorporated herein by reference.

** Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-59285), as amended, and incorporated herein by reference.

*** Filed as Exhibit 4.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-59285), as amended, and incorporated herein by reference.

**** To be filed, by amendment, as Exhibit 4.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-59285), as amended, and incorporated herein by reference.

***** To be filed, by amendment, as Exhibit 4.4 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-59285), as amended, and incorporated herein by reference.



                                  SIGNATURE


       Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 DECTRON INTERNATIONALE INC.
                                                 (Registrant)


Dated: August 27, 1998                           By: /s/ Mauro Parisi
                                                    ----------------------------
                                                         Mauro Parisi
                                                         Chief Financial Officer